This document consists of 3 pages.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    ----------

                                     FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                        BRILLIANT DIGITAL ENTERTAINMENT, INC.
              (Exact name of registrant as specified in its charter)


                 DELAWARE                                    95-4592204
   (State of incorporation or organization)                 (IRS Employer
                                                          Identification No.)


  6355 TOPANGA CANYON BOULEVARD, SUITE 513, WOODLAND HILLS, CALIFORNIA 91367
  (Address of principal executive officer)                        (Zip Code)


      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

     Title of each class                        Name of each exchange on which
     TO BE SO REGISTERED                        EACH CLASS IS TO BE REGISTERED
     -------------------                        ------------------------------

       None

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                    Common Stock, par value $.001 per share

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Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.
          ------------------------------------------

         Reference is made to the discussion set forth under the caption "Description of Capital Stock" contained in the Prospectus included in Amendment No. 1 to Registration Statement on Form S-1 of Brilliant Digital Entertainment, Inc. ("Registrant") under the Securities Act of 1933, as amended. Such discussion is incorporated herein by reference to Registrant's Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-12163) and set forth as Exhibit 3.3 hereto.

Item 2.   EXHIBITS.
          --------

   1.1 Registrant's Registration Statement on Form S-1, as amended, File No. 333-12163, which is incorporated herein by this reference.

   3.1 Amended and Restated Certificate of Incorporation of Registrant - incorporated by reference to Exhibit 3.1 of Registrant's Amendment No. 1 to Registration Statement on Form S-1, File No. 333-12163.

   3.2 Amended and Restated Bylaws of Registrant - incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, File No. 333-12163.

   3.3 Pages 62 through 64 from Registrant's Amendment No. 1 to Registration Statement on Form S-1, File No. 333-12163, containing the discussion set forth under the caption "Description of Capital Stock," which is incorporated herein by this reference.

   4.1   Specimen Common Stock Certificate - incorporated by reference to
         Exhibit 4.1 of Registrant's Amendment No. 1 to Registration Statement on Form S-1, File No. 333-12163.


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                                SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    October 28, 1996                 By: /S/ MICHAEL OZEN
                                          -------------------------------------
                                                    Michael Ozen
                                            Its:    Chief Financial Officer